Exhibit 99.2

IMPORTANT SPECIAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet, email or telephone must be received by 11:59 p.m., Eastern Time, on January 9, 2018. Vote by Internet • Go to www.investorvote.com/IRSF • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by email • Complete, sign, date the proxy card and return a scanned copy by email to proxymail@firstcommonsbank.com. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Special Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET, EMAIL OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommends a vote FOR all of the proposals set forth below. For Against Abstain For Against Abstain 1. The approval of the Agreement and Plan of Merger by and between Brookline Bancorp, Inc., Brookline Bank, and First Commons Bank, N.A. dated as of September 20, 2017 and the merger pursuant thereto of First Commons Bank with and into Brookline Bank, whereupon the separate corporate existence of First Commons Bank will cease. 2. The adjournment of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the merger agreement and the merger. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Mark here if you no longer wish to receive paper special meeting materials and instead view them online. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 02PDTC

IF YOU HAVE NOT VOTED VIA THE INTERNET, EMAIL OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY — FIRST COMMONS BANK, N.A. SPECIAL MEETING TO BE HELD ON JANUARY 10, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Jules M. Fried and Peter F. Mawn the attorney and proxy of the undersigned, with full power of substitution to vote all shares of common stock of First Commons Bank, N.A. (the “Bank”) held by the undersigned on behalf of the undersigned at the Special Meeting of Shareholders of the Bank to be held on Wednesday, January 10, 2018 at 10:00 a.m., local time, at Tartufo Restaurant, 22 Union Street, Newton Centre, Massachusetts, and any adjournments thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments thereof. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before said meeting and any adjournments thereof. When properly executed, this proxy will be voted in the manner directed below by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the proposals listed below and described in the accompanying Proxy Statement/Prospectus. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus for the Special Meeting of Shareholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) pursuant to the revocation methods specified in the Proxy Statement/Prospectus. To vote, please sign exactly as your name appears, date your signature and return promptly in the enclosed postage-paid envelope. Alternatively, you may vote via the internet at www.investorvote.com/IRSF, by scanning this proxy and emailing it to proxymail@firstcommonsbank.com, or by telephone at 1-800-652-VOTE (8683). Outside of the U.S., U.S. territories and Canada, you may call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. When shares are to be held jointly, each joint holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY INTERNET, EMAIL, TELEPHONE OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.